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                                                                EXHIBIT 4.3



COMMON STOCK                            [PICTURE]                  COMMON STOCK


        NUMBER                                                  SHARES
    RM-

                                                          CUSIP 774374 10 2

                     ROCKWELL MEDICAL TECHNOLOGIES, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN


THIS CERTIFIES THAT                                     SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS








IS THE RECORD HOLDER OF



           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

                     ROCKWELL MEDICAL TECHNOLOGIES, INC.
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

      [ROCKWELL MEDICAL TECHNOLOGIES, INC. CORPORATE SEAL 1996 MICHIGAN]

[SIG]                                                     [SIG]
SECRETARY                                               PRESIDENT-CEO




COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)        TRANSFER AGENT
                        AND REGISTRAR

BY              AUTHORIZED SIGNATURE


[REVERSE SIDE]


     The Corporation will furnish to a shareholder upon request and without charge a full statement of the designations, relative rights, preferences and limitations of the shares of each class authorized to be issued and if the Corporation is authorized to issue any class of shares in series, the designations, relative rights, preferences and limitations of each series so far as the same have been prescribed and the authority of the board of directors to designate and prescribe the relative rights, preferences and limitations of other series in the future.









     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



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TEN COM - as tenants in common                                  UNIF GIFT MIN ACT-                 Custodian
                                                                                  -----------------         ------------------
TEN ENT - as tenants by the entireties                                                  (Cust)                  (Minor)
JT TEN  - as joint tenants with right of survivorship
          and not as tenants in common                                          under Uniform Gifts to Minors
                                                                                Act
                                                                                   --------------------------------------------
                                                                                                      (State)

                                                                UNIF TRF MIN ACT-                  Custodian (until age        )
                                                                                 ------------------                     -------
                                                                                        (Cust)
                                                                                                   under Uniform Transfers
                                                                                 ------------------
                                                                                        (Minor)
                                                                                 to Minors Act
                                                                                              ----------------------------------
                                                                                                             (State)

                              Additional abbreviations may also be used though not in the above list.









     For Value Received, ______________________________________________________________________hereby sell, assign and transfer unto

          PLEASE INSERT SOCIAL SECURITY OR
     OTHER IDENTIFYING NUMBER OF ASSIGNEE
__________________________________________________________

__________________________________________________________

____________________________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________________________________________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated___________________________________________________

Signature Guaranteed:                                                   ___________________________________________________________
                                                                        THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                                                NOTICE: NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                                        PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                                                        WHATEVER.


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